Offsetting disclosure	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Offsetting disclosure
(12)	Offsetting disclosure

In connection with its derivative activities, the Company enters into master netting agreements and collateral agreements with its counterparties. These agreements provide the Company with the right, in the event of a default by the counterparty (such as bankruptcy or a failure to pay or perform), to net a counterparty’s rights and obligations under the agreement and to liquidate and set off collateral against any net amount owed by the counterparty. However, in certain circumstances: the Company may not have such an agreement in place; the relevant insolvency regime (which is based on the type of counterparty entity and the jurisdiction of organization of the counterparty) may not support the enforceability of the agreement; or the Company may not have sought legal advice to support the enforceability of the agreement. In cases where the Company has not determined an agreement to be enforceable, the related amounts are not offset in the tabular disclosures below. The Company’s policy is generally to recognise all derivative assets and derivative liabilities on a gross basis on the consolidated balance sheet. The following tables present information about the offsetting of derivative instruments.

	At December 31, 2013
	Gross Amounts	Amounts offset in the consolidated balance sheets	Net Amounts Presented in the consolidated balance sheets	Financial instruments not offset in the consolidated balance sheets	Net Exposure
Derivative Assets	26,458	(6,447)	20,011	—	20,011
Derivative Liabilities	(6,815)	6,447	(368)	—	(368)

	At December 31, 2014
	Gross Amounts	Amounts offset in the consolidated balance sheets	Net Amounts Presented in the consolidated balance sheets	Financial instruments not offset in the consolidated balance sheets	Net Exposure
Derivative Assets	14,021	(5,884)	8,137	—	8,137
Derivative Liabilities	(7,284)	5,884	(1,400)	—	(1,400)